FORM 8 - A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       HOSOKAWA MICRON INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)

                Delaware                                         13-3366823
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(State of incorporation or organization)                      (I.R.S. Employer
                                                             Identification No.)

780 Third Avenue, Suite 3201, New York, New York                    10017
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(Address of principal executive offices)                         (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                    Name of each exchange on which
     To be so registered                    each class is to be registered
     -------------------                    ------------------------------

     Common Stock, $0.01 Par Value          New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:


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                                (Title of Class)

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Item 1.     Description of Registrant's Securities
            to be Registered
            --------------------------------------

      See "Description of Capital Stock" in the Company's Amendment No. 3 to the Registration Statement on Form S-1 (Registration No. 333-5055 1) (the "Registration Statement") filed with the Securities and Exchange Commission on July 22, 1998, which information is hereby incorporated herein by reference.

Item 2.     Exhibits:    The following exhibits are being filed with this
                         Registration Statement:

      See "Exhibit Index" in the Registration Statement for a list of all exhibits filed as part of the Registration Statement. The exhibits are hereby incorporated herein by reference.



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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized

                                              HOSOKAWA MICRON INTERNATIONAL INC.

                                              By /s/ Simon H. Baker
                                                 -------------------------------

Dated: July 27, 1998